Exhibit 99(b)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Amended Quarterly Report of Transtech Industries, Inc. (the "Company") on Form 10-QSB/A for the fiscal quarter ended March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew J. Mayer, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Andrew J. Mayer, Jr.

    Andrew J. Mayer, Jr.
    Chief Financial Officer
    and Principal Financial and Accounting Officer
    April 17, 2003

A signed original of this written statement required by Section 906 has been provided to Transtech Industries, Inc. and will be retained by Transtech Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.